Investor Presentation

September 2018



Forward Looking and Cautionary Statements

This presentation contains certain statements that are, or may be considered to be, "forward-looking statements" for the purpose of federal securities laws, including, but not limited to, statements that reflect our current views with respect to future events and financial performance. We generally identify these statements by words or phrases such as "may," "might," "should," "expect," "plan," "anticipate," "believe," "estimate," "intend," "predict," "future," "potential" or "continue," the negative or any derivative of these terms and other comparable terminology. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include: (1) a decline in mall traffic could adversely affect our financial performance and profitability; (2) we may be unable to generate interest in and demand for our interactive retail experience and products, including being able to identify and respond to consumer preferences in a timely manner; (3) our marketing and on-line initiatives may not effectively build consumer affinity for our brand, drive consumer demand and generate traffic for our stores; (4) general global economic conditions may decline, which could lead to disproportionately reduced consumer demand for our products, which represent relatively discretionary spending; (5) the availability and costs of our products and our product pricing may be adversely affected by risks associated with international manufacturing and trade and foreign currency fluctuations; (6) we may be unable to renew, renegotiate or replace our store leases, or enter into leases for new stores on favorable terms, or we may violate the terms of our current leases; (7) we may suffer disruptions, failures or security breaches of our information technology infrastructure or we may improperly obtain or be unable to protect our data or violate privacy or security laws or expectations; (8) we may not be able to evolve our store locations to align with market trends or effectively manage our overall portfolio of stores; (9) we may not be able to operate successfully if we lose key personnel, are unable to hire qualified additional personnel, or experience turnover of our management team; (10) we may suffer negative publicity or be sued if the manufacturers of our merchandise or Build-A-Bear branded products sold by our licensees ship products that do not meet current safety standards or production requirements or if such products are recalled or cause injuries; (11) we may not be able to operate our international corporately-managed locations profitably; (12) we are subject to risks associated with technology and digital operations; (13) we rely on a few vendors to supply substantially all of our merchandise, and significant price increases or disruption in their ability to deliver merchandise could harm our ability to source products and supply inventory to our stores; (14) we may fail to renew, register or otherwise protect our trademarks or other intellectual property and may be sued by third parties for infringement or misappropriation of their proprietary rights; (15) we may suffer negative publicity or be sued if the manufacturers of our merchandise violate labor laws or engage in practices that consumers believe are unethical; (16) our company-owned distribution center or our third-party distribution center providers may experience disruptions in their ability to support our stores or they may operate inefficiently; (17) our profitability could be adversely impacted by fluctuations in petroleum products prices; (18) we may be unable to effectively manage our international franchises, attract new franchisees or laws relating to international franchises may change; (19) our business may be adversely impacted by a significant variety of competitive threats; (20) we may suffer negative publicity or a decrease in sales or profitability if the products from other companies that we sell in our stores do not meet our quality standards or fail to achieve our sales expectations; (21) we may be unsuccessful in acquiring businesses or engaging in other strategic transactions; (22) fluctuations in our operating results could reduce our cash flow and we may be unable to repurchase shares at all or at the times or in the amounts we desire or the results of the share repurchase program may not be as beneficial as we would like; (23) fluctuations in our quarterly results of operations could cause the price of our common stock to substantially decline; (24) limited public float and trading volume in our common stock may have an adverse impact and cause significant fluctuation of market price; and (25) provisions of our corporate governing documents and Delaware law may prevent or frustrate attempts to replace or remove our management by our stockholders, even if such replacement or removal may be in our stockholders' best interests. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent reports on Form 10-K, Form 10-Q and Form 8-K.

BBW Overview

- **20+ YEARS YOUNG:** Established in 1997 as an experiential retailer offering make-your-owned stuffed animals; IPO in 2004
- **GLOBAL:** Nearly 500 retail locations around the world through a combination of direct and franchise operations generating over $350MM in annual revenue
- **STRONG BRAND:** Posting awareness and loyalty numbers rivaling brands many times our size
- **EVOLVING:** In late stages of turnaround plan that was initiated in mid-2013 which included laying the groundwork for diversifying the business model to profitably leverage the strength of the Build-A-Bear brand

Why BBW

- **Transformation of business model** is working and driving:
  - → Sustained profitability;
  - → Strong cash flow with no debt; and
  - → Sales productivity and gross margin expansion
- **Powerful brand** with broad appeal with untapped monetization opportunities
- **Growth opportunities** to drive long-term sustained profitable growth
  - → Retail diversification
  - → E-Commerce and Gifting Growth
  - → International franchising
  - → Revenue Diversification including outbound brand licensing and entertainment

Business Now

4 CONSECUTIVE YEARS OF PROFITABILITY

2014 - 2017 GAAP Pre-Tax
after 8 consecutive years of Pre-Tax losses

~95% Profitable US Stores
compared to 78% at the start of the turnaround in 2013

Strong Cash Flow & No Debt

2017 Highlights

2017 vs 2016

- $358MM Total Revenues — - 2%
- 46.9% Retail Gross Margin — +170bps
- $13.8MM GAAP Pre-Tax Income — +$8.5MM

Consistent Improvement in Underlying Metrics


BBW Retail Gross Margin
+800 bps
38.9%
41.1%
45.6%
47.1%
45.2%
46.9%
2012
2013
2014
2015
2016
2017


North America Dollars Per Transaction
+31%
$35.38
$37.32
$40.61
$44.10
$45.61
$46.29
2012
2013
2014
2015
2016
2017


North America Units Per Transaction
+11%
3.66
3.69
3.76
3.95
3.99
4.06
2012
2013
2014
2015
2016
2017

Based on previous January-December fiscal year

A Stronger Company Delivering Sustained Profitability

Pre-Turnaround:
4 consecutive years of Pre-Tax Losses

Post Turnaround:
4 consecutive years of Pre-Tax Profits



2009-2012
$1.6B Cumulative Revenue
2013
BEGINNING OF TURNAROUND PLAN
2014-2017
$1.5B Cumulative Revenue*
0



($77MM) Cumulative GAAP Pre-Tax Loss
$52MM Cumulative GAAP Pre-Tax Profit
0

* Includes negative impact from UK exchange rate changes and closures of unprofitable stores

Build-A-Bear is a Powerful Brand

90%+

Aided Brand Awareness
US Moms of Kids ages 2-12

A Distinctive Brand with Consumers



91%
79%
96%
62%
88%
78%
82%
82%
75%
76%
59%
57%
100%
80%
60%
40%
20%
0%
Awareness
Distinctiveness
BBW
Brand 1
Brand 2
Brand 3
Brand 4

Other brands include American Girl, Disney Store, Justice, LEGO Store

Source: C&R Research, 2017

Balanced Seasonality (not like toys)



1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

Build-A-Bear is a brand that Moms TRUST and Kids LOVE

Our Brand's DNA:

CREATIVITY DISCOVERY & FUN



Over **175 million** Furry Friends sold (and memories made) in first 20+ years!



Growth Opportunities

Powerful Brand + Evolving Business Model


BUILD-A-BEAR
EST. 1997
BUILD-A-BEAR
WORKSHOP

Continued focus on the evolution of our Strategic Plan to monetize the Build-A-Bear brand across channels, geographies, consumers and categories:

1. Retail Diversification
2. E-Commerce and Gifting Growth
3. International Franchising
4. Revenue Diversification

Deliver Long-Term Sustained PROFITABLE Growth

Retail Diversification: Multiple Store Formats

Our stores can be located wherever families are going for fun, entertainment and shopping in a variety of sizes, formats and capital structures.



WORKSHOP
WORKSHOP

Flagship Tourist
e.g., 34th Street, NYC



BUILD-A-BEAR WORKSHOP

Traditional Discovery Stores



Heritage Stores



Concourse Discovery Stores



WORKSHOP
WORKSHOP

Shop-in-shops



Seasonal Shop-in-shops
e.g., Gaylord Holiday Ice Event



BAKESHOP

Build-A-Bear Bakeshop

Retail Diversification: 2018 Tourist Locations


PIER 39

San Francisco, CA PIER39


Kings Island

Cincinnati, OH


LAS VEGAS
NEVADA



Baltimore, MD Inner Harbor


SANTA ANITA
PARK

Santa Anita, CA


Fashion Show Mall

FAO Schwartz Shop-in-shop
Rockefeller Center, NYC


NAVY PIER

NAVY PIER icago, IL



Fashion Outlets
Niagara Falls

Retail Diversification

Beginning in mid-October, we expect to open a half dozen full-service Build-A-Bear Workshop stores which will be situated inside select Walmart locations.

- We feel confident that the combination of our unique retail experience with Walmart at a time when billions of dollars of toy sales are expected to transfer, provides an opportunity to leverage a broader customer base.
- The inaugural sites were selected using comprehensive data analytics such as toy sales and consumer demographics overlaid with markets where Build-A-Bear is currently underpenetrated.

Retail Diversification: Experiential and Traditional Wholesale


PARTY!
PARTY!


Carnival

On 2x Carnival Cruise Line ships

Carnival



GREAT WOLF LODGE

There are 18 Great Wolf Lodge locations in the US and CA; first 3 open Fall 2018

LANDRY'S


BUILD-A-DINO
by BUILD-A-BEAR WORKSHOP

Select T-Rex Cafes


PHILS

Corporate programs for Southwest Airlines, Jet Blue, United, John Deere. CDW, college sororities and professional sports teams

E-Commerce Growth


CeleBEARate the weekend with up to 60% off select items! Online Only!
WORKSHOP
THE-BEAR-BUILDER
COLLECTIONS
STUFFED ANIMALS
CLOTHING
ACCESSORIES
SALE
GIFTSHOP
PLAY!
Welcome to a PAWsitively Awesome World!
KABU
Join the Pop Party!
FREE Kabu Game app!
THE-BEAR-BUILDER
The Most Fun You'll Ever Make!
1 Choose A Furry Friend
2 Choose Clothes & Shoes
3 Choose Sounds & Scents
4 Choose Accessories
Start Building Now
Watch Video To Learn More
BUILD-A-BEAR
BONUS CLUB

- Largest single "store" (while under-indexing industry as % of business)
- New site launched 4Q 2017, +14.4% in Q2 2018, +DD FYTD 2018
- New "Bear-Builder" step-by-step experience mimics store while building sales metrics
- Fully integrated with refreshed CRM program and consumer database
- Gifting 2.0 planned for Q4 2018

Before 2013	2018 Projected	Next 3-5 Years
Heritage Look/no "experience"	Re-launched site with "Bear-Builder" experience	Upgrade with gifting and expand omni-channel
Less than 4% of Retail Sales	8-10% of retail sales	Over 10% of retail sales
Losing money	18% EBIT	20%+ EBIT

E-Commerce Growth: DRTV, BAB Giftshop

Direct response television (DRTV) September 2018 test will feature Promise Pets product offering:


BUILD-A-BEAR
PROMISE PETS


FlipaZoo
Pillow Pets

Examples of plush successfully sold via DRTV


WORKSHOP
BUILD-A-BEAR GIFTSHOP
GIFTS WE LOVE

Dedicated gifting section has been launched on existing web site, gifting 1.0, with future initiatives in development for release prior to Holiday season

International Franchising


Current Operating Franchise Territories
Germany
Mexico
UAE, Qatar,
Bahrain, Kuwait
China
India
Thailand
Singapore
S Africa
Australia
China added in 2017; India added in 2018

After initial "Shrink to Grow" approach, now delivering significant growth:

- Terminated marginal operators while restructuring internal organization and adding infrastructure
- China franchise signed in 2017, expect to have 8-10 stores by the end of the year
- India franchise signed in 2018, expect to have 8 stores by the end of the year
- Other key areas in development

Expect to Finish 2018 with ~120 franchise locations in 12 countries

2013	Expected 2018	Next 3-5 years
14 countries	12 countries	15-20 countries
86 traditional stores	~120 locations in multiple formats	150-175 locations in diverse locations and formats
Royalty based on % of Sales	Royalty % of Sales + % of fixtures and supplies	Royalty % of Sales + % of fixtures, supplies AND merchandise

Revenue Diversification: Outbound Licensing


WORKSHOP
DIARY

- Royalty based revenue model with higher than average flow-through to bottom line
- Means to profitably extend the brand into key categories including Crafts, Footwear, Activewear, Apparel and Accessories, Electronics, Publishing, Graphic Novels, Collectibles, HBA, Infant and Baby, select toy categories with Just Play

Currently 15 Licensees covering 22 Categories carried in 7,500 Retailers

2013	Expected 2018	Next 3-5 years
No new licensees	15 Licensees/10+ categories	20+ licensees/20+ categories
	90%+ flow through of royalty revenue	90%+ flow through of royalty revenue

Revenue Diversification: Entertainment

BUILD-A-BEAR RADIO™

THE FUN IS ALWAYS ON!

- **Build-A-Bear Radio** expected to launch in early October, powered by DASH, a multi-station streaming platform with over 5MM subscribers and agreement to be standard in variety of new GM vehicles in the US
- Will be exclusive kids' offering on DASH
- Adding new sound studio to Build-A-Bear Workshop store in NYC next to Empire State Building to host live events and performances

Other Entertainment developments:

- Publishing/Books: Lions Forge (Kabu)/Hatchette (Other) for Summer 2018/2019
- Branded Apps: Be Bright/ Kabu/Minecraft, Summer 2018
- Betty Brinn: 5-year children's museum tour/shops, launches Q1 2019

Retail Diversification

Revenue Stream	3-5 Years Potential Growth Rates	Expected Contribution Margin Percentage	Expected Relative Contribution Dollars	Expected Relative Capital Investment
Brick & Mortar Retail	Low to Mid Single Digits	20-25%	High	Med - High
E-commerce	High Single to Low Double Digits	20-25%	Med	Med
International Franchising Royalty	High Single to Double Digits	90+%	Low - Med	Low – Med
Experiential Wholesale	High Single to Double Digits	40%	Low - Med	Low
Outbound Brand Licensing & Entertainment	+ Double Digits	90-95%	Low	Low

Long-Term Profitability Improvement

Disciplined execution of growth strategies and expense management


BAB

While continuing to upgrade systems and processes

Count Your Candles/Pay Your Age Day

We ♥ BIRTHDAYS


COUNT YOUR CANDLES
PAY YOUR AGE!
IN STORE ONLY
5
$5

The age they are turning is how much our special Birthday Treat Bear costs during their birthday month!


IMAGINE
HAPPY BIRTHDAY

New 'Count Your Candles' Guest Acquisition and Activation Program launched in July that allows any child to come to a Build-A-Bear Workshop store in the month of their birthday and "pay their age" for a special 'Birthday Treat Bear'

- Drives visitation: Birthdays are number one visit occasion
- Broadens demographic and economic accessibility
- Benefit of Bonus Club builds membership and database
- Drives traffic to stores
- "Rite of passage moment" shareable on social media
- While discount is higher for younger children, the increased potential for lifetime value is greater

Campaign was kicked off on July 12 with 'Pay Your Age Day' event in which anyone could come to one of our stores and purchase any animal for their age on that one day. Marketing was limited to social outreach and PR

Impact of Count Your Candles

- **MOMENTUM SHIFT:**
  Pay Your Age Day, subsequent vouchers and Count Your Candles program have shifted sales velocity from double-digit decline to triple then double-digit increase; QTD Q3 remains positive

- **BONUS CLUB GROWTH:**
  Over 1MM new accounts created in lead-up to Pay Your Age Day; 75% have not yet shopped yet majority has engaged with follow-on e-mail communications. Now over 6MM Bonus Club members

- **SOCIAL ENGAGEMENT:**
  Over 100K new social followers, now over 3MM total

- **TOP OF MIND BRAND AWARENESS:**
  Nearly 3B media impressions in two weeks surrounding July 12

- **ACQUISITION AND ACTIVATION FROM COUNT YOUR CANDLES:**
  Birthday Treat Bear top-selling furry friend since launch, about half of purchasers are new Bonus Club members

Reiterating 2018 Guidance

- **Total revenues in the range $345-$355MM**
- **Retail Gross Margin expansion in H2 (excl Revenue Recognition Impact)**
- **GAAP Pre-tax income in the range of $8.0MM to $11.5MM and Diluted earnings per share to be in the range of $0.40 to $0.57;**

  2018 results are reflecting an estimated $3.9 million negative impact due to adoption of the new revenue recognition standard on both total revenue and pre-tax income.
- **Depreciation and Amortization in the range of $16MM to 17MM**
- **Capital expenditures expected in the range of $15MM to $18MM**
- **Year End Cash Balance of $25-$30MM compared to $21.5MM in '17**

BUILD-A-BEAR™

EST. 1997

www.buildabear.com